Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

5. Income Taxes

Medical Properties Trust, Inc.

We have maintained and intend to maintain our election as a REIT under the Internal Revenue Code of 1986, as amended. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our taxable income to our stockholders. As a REIT, we generally will not be subject to federal income tax if we distribute 100% of our taxable income to our stockholders and satisfy certain other requirements. Income tax is paid directly by our stockholders on the dividends distributed to them. If our taxable income exceeds our dividends in a tax year, REIT tax rules allow us to designate dividends from the subsequent tax year in order to avoid current taxation on undistributed income. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income taxes at regular corporate rates, including any applicable alternative minimum tax. Taxable income from non-REIT activities managed through our taxable REIT subsidiaries is subject to applicable federal, state and local income taxes. For 2010 and 2009, we recorded tax expense of $1.6 million and $0.3 million, respectively, while we recorded a tax benefit of $1.1 million in 2008.

At December 31, 2010 and 2009, we had a net deferred tax asset (prior to valuation allowance) of $6.7 million and $1.8 million respectively. This increase is primarily related to the loss reserve recorded in 2010 on the Monroe loan and an increase in the federal and state net operating loss carry forwards ("NOLs"). NOLs are available to offset future earnings in one of our taxable REIT subsidiaries within the periods specified by law. At December 31, 2010, we had U.S. federal and state NOLs of $7.4 million and $7.9 million, respectively, that expire in 2020 through 2030.

With the early prepayment of working capital loans by Prime and the impairment of the Monroe loan as more fully described in Note 3, we did not believe that one of our taxable REIT subsidiaries would generate enough taxable income to use the federal and state net operating losses noted above within the carry forward period specified by law. Therefore, in the 2010 second quarter, we fully reserved for the net deferred tax asset. At December 31, 2010 and 2009 the valuation allowance was $6.8 million and $0.3 million, respectively. We will continue to monitor this valuation allowance and, if circumstances change (such as entering into new working capital loans or other transactions), we will adjust this valuation allowance accordingly.

Earnings and profits, which determine the taxability of distributions to stockholders, will differ from net income reported for financial reporting purposes due primarily to differences in cost bases, differences in the estimated useful lives used to compute depreciation, and differences between the allocation of our net income and loss for financial reporting purposes and for tax reporting purposes.

A schedule of per share distributions we paid and reported to our stockholders is set forth in the following:

	For the Years Ended December 31,
	2010	2009	2008
Common share distribution	$0.800000	$0.800000	$1.080000
Ordinary income	0.388128	0.471792	0.677940
Capital gains(1)	0.027724	0.003708	0.145400
Unrecaptured Sec. 1250 gain	0.022784	0.003708	0.138168
Return of capital	0.384148	0.324500	0.256660
Allocable to next year	—	—	—

(1)	Capital gains include unrecaptured Sec. 1250 gains.

MPT Operating Partnership, L.P.

As a partnership, the allocated share of income of the Operating Partnership is included in the income tax returns of the general and limited partners. Accordingly, no accounting for income taxes is generally required for such income of the Operating Partnership. However, the Operating Partnership has formed taxable REIT subsidiaries on behalf of Medical Properties Trust, Inc., which are subject to federal, state and local income taxes at regular corporate rates. See discussion above under Medical Properties Trust, Inc. for more details of income taxes associated with our taxable REIT subsidiaries.